SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): February 8, 2001



                         U.S. TIMBERLANDS COMPANY, L.P.
                         ------------------------------
             (Exact name of registrant as specified in its charter)


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             Delaware                       0-23259                91-1842156
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(State or other jurisdiction of  (Commission File Number)      (IRS Employer
        incorporation)                                       Identification No.)
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        625 Madison Avenue, Suite 10-B, New York, New York        10022
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           (Address of principal executive offices)          (Zip Code)


       Registrant's telephone number, including area code: (212) 755-1100



                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)



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ITEM 5. OTHER EVENTS.

     On February 8, 2001, U.S. Timberlands Company, L.P. issued a press release (the "Press Release") regarding the conversion of 1,070,530 Subordinated Units into Common Units. A copy of the Press Release is attached hereto as an exhibit and is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (c) Exhibits.

             99.1 Press Release of U.S. Timberlands Company, L.P. dated February 8, 2001.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   U.S. TIMBERLANDS COMPANY, L.P. (Registrant)
                                   By: U.S. Timberlands Services Company, L.L.C.


Dated: February 9, 2001            By:  /s/ John M. Rudey
                                       -----------------------
                                       John M. Rudey, Chief Executive Officer

                                INDEX TO EXHIBITS


Exhibit No.                                                            Page No.
-----------                                                            --------

99.1     Press Release of U.S. Timberlands Company, L.P.
         dated February 8, 2001